Exhibit 10.9

NISSAN-INFINITI LT,

as Origination Trust,

NILT TRUST,

as UTI Beneficiary,

and

NISSAN MOTOR ACCEPTANCE CORPORATION,

as Servicer

SECOND AMENDMENT TO

SERVICING AGREEMENT

Dated as of January 27, 2020

SECOND AMENDMENT TO SERVICING AGREEMENT

This Second Amendment to Servicing Agreement (this “Amendment”) is dated as of January 27, 2020 and entered into by and among Nissan-Infiniti LT, a Delaware statutory trust (the “Origination Trust”), NILT Trust, a Delaware statutory trust (“NILT Trust”), as initial beneficiary of the Origination Trust (the “UTI Beneficiary”), and Nissan Motor Acceptance Corporation, a California corporation (“NMAC”), as servicer (in such capacity, the “Servicer”), and is made with reference to that certain Servicing Agreement, dated as of March 1, 1999, as amended by that First Amendment to Servicing Agreement, dated as of January 3, 2001 (collectively, the “Servicing Agreement”), by and among the Origination Trust, NILT Trust and NMAC. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Servicing Agreement or the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 (the “Origination Trust Agreement”), by and among NILT Trust, as UTI Beneficiary, NMAC, as Servicer, NILT, Inc., a Delaware corporation, as trustee, Wilmington Trust Company, a Delaware trust company, as Delaware trustee, and U.S. Bank National Association, a national banking association, as trust agent.

RECITALS

WHEREAS, the parties hereto wish to remove the provisions of the Servicing Agreement with respect to NMAC’s like-kind exchange program due to the termination of NMAC’s like-kind exchange program;

WHEREAS, pursuant to Section 6.02(b) of the Servicing Agreement, the Servicing Agreement may be amended by the parties thereto without the consent of any Holder or other Beneficiary provided that an Opinion of Counsel is delivered to the Trustee to the effect that such amendment shall not materially and adversely affect the interest of any Holder; and

WHEREAS, an Opinion of Counsel has been delivered to the Trustee as provided by Section 6.02(b) of the Servicing Agreement.

NOW, THEREFORE, in consideration of the amendments, agreements, and other provisions herein contained and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

AMENDMENT OF THE SERVICING AGREEMENT

SECTION 1.01. Amendment of Section 2.01. Section 2.01(a) is hereby amended by renumbering subparagraph “(ix)” to read “(viii),” adding the word “and” at the end of subparagraph (vii), and deleting subparagraph (viii) in its entirety.

SECTION 1.02. Amendment of Section 2.05. Section 2.05 is hereby amended by deleting paragraph (b) in its entirety and substituting in lieu thereof a new paragraph (b), reading in its entirety as follows:

“(b) Except as otherwise prohibited in the applicable Supplement or Servicing Supplement, the UTI Beneficiary shall make Capital Contributions or loans to the Origination Trust in the amounts required to pay the relevant Dealers the purchase price for Leases and Leased Vehicles that NMAC has caused such Dealers to assign to the Origination Trust from time to time pursuant to the Assignment Agreement and the related Dealer Agreements. Such Capital Contributions may be funded by a loan made by NMAC to the UTI Beneficiary secured by a pledge of the UTI Certificate or by other means. In lieu of paying Capital Contributions or making loans to the Origination Trust and having the Origination Trust pay the Dealers, the UTI Beneficiary may, on behalf of the Origination Trust, pay or cause to be paid the amounts of such Capital Contributions or loans directly to the Dealers to whom payment is due.”

SECTION 1.03. Amendment of Section 2.07(c). Section 2.07(c) is hereby amended by deleting subparagraph (v) in its entirety.

SECTION 1.04. Amendment of Section 2.07. Section 2.07 is hereby further amended by deleting paragraph (g) in its entirety.

SECTION 1.05. Amendment of Section 2.11. Section 2.11 is hereby amended by deleting paragraph (c) in its entirety.

SECTION 1.06. Amendment of Article Six. Article Six is hereby amended by deleting Section 6.15 in its entirety.

SECTION 1.07. Amendment of Exhibit A. Exhibit A is hereby amended by deleting the following definitions to Exhibit A (Definitions) of the Servicing Agreement in their entirety: “Contract Residual,” “LKE Program,” “QI” and “Replacement Vehicle.”

ARTICLE TWO

MISCELLANEOUS

SECTION 2.01. Reference to and Effect on the Servicing Agreement.

(a) On or after the date hereof, each reference in the Servicing Agreement to the “Servicing Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import referring the Servicing Agreement shall mean and be a reference to the Servicing Agreement as amended by this Amendment.

(b) Except as specifically amended by this Amendment, the Servicing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 2.02. Governing Law. This Amendment shall be created under and governed by and construed in under the internal laws of the State of California, without regard to any otherwise applicable principles of conflict of laws.

SECTION 2.03. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized officer as of the date first above written.

NISSAN-INFINITI LT

By:	NILT, INC.,
as Trustee of Nissan-Infiniti LT

By:	/s/ Edwin J. Janis
	Name:	Edwin J. Janis
	Title:	Vice President

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized officer as of the date first above written.

NILT TRUST,
as UTI Beneficiary

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By:	/s/ Brian W. Kozack
	Name:	Brian W. Kozack
	Title:	Vice President

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized officer as of the date first above written.

NISSAN MOTOR ACCEPTANCE CORPORATION,
as Servicer

By:	/s/ Kevin J. Cullum
	Name:	Kevin J. Cullum
	Title:	President

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